VOYA EQUITY TRUST

Voya U.S. High Dividend Low Volatility Fund

(the “Fund”)

Supplement dated June 29, 2018,

to the Fund’s Class A and Class I Prospectus, and Class T Prospectus,

(each a “Prospectus” and collectively “the Prospectuses”),

and related Statement of Additional Information (the “SAI”),

each dated September 29, 2017

Effective June 30, 2018, James Ying no longer serves as a portfolio manager for the Fund. Effective June 30, 2018, the Fund’s Prospectuses and SAI are hereby revised as follows:

1.	All references to James Ying as a portfolio manager for the Fund are hereby deleted in their entirety.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Vincent Costa, CFA	Steve Wetter
Portfolio Manager (since 12/16)	Portfolio Manager (since 12/16)

Kai Yee Wong
Portfolio Manager (since 12/16)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE